UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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The following is a presentation for use by Magnum Opus Acquisition Limited and Forbes Global Media Holdings. in connection with their proposed business combination:

JANUARY 30, 2021 A Global Powerhouse First 9 months (Q3’21 YTD) Business and Financial Update

JANUARY 30, 2021 Disclaimer This investor presentation (this “Presentation”) is for informational purposes with respect to the proposed business combination (the “Business Combination”) among Magnum Opus Acquisition Limited (“Magnum Opus”), Forbes Global Holdings Inc. and Forbes Global Media Holdings Inc. (together with their direct and indirect subsidiaries and affiliates, the “Company”). No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Magnum Opus, the Company, or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information The information contained herein does not purport to be all-inclusive and none of Magnum Opus, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither Magnum Opus, the Company, nor any of their respective affiliates, agents, advisors, directors, officers, employees, partners, representatives and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this Presentation or for omissions from the information in this Presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Magnum Opus’s or the Company’s future financial or operating performance. For example, projections of tax benefits, future financial and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Magnum Opus and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Magnum Opus, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Magnum Opus, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Magnum Opus or the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Magnum Opus’s final prospectus relating to its initial public offering dated March 23, 2021, other filings with the SEC and the risks described below under “Certain Risks Applicable to the Company.” Readers are cautioned that this list of factors should not be construed as exhaustive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Magnum Opus nor the Company undertakes any duty to update these forward-looking statements. 2

JANUARY 30, 2021 Disclaimer Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the relevant footnotes or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including revenues, EBITDA and certain ratios and other metrics derived therefrom for the Company’s fiscal years 2021 through 2022. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, Magnum Opus and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither Magnum Opus nor the Company has independently verified the accuracy or completeness of any such third-party information. Trademarks and Intellectual Property All trademarks, service marks, and trade names of the Company or its affiliates used herein are trademarks, service marks, or registered trade names of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information In connection with the proposed Business Combination, Magnum Opus has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC, and Magnum Opus will mail a definitive proxy statement relating to the proposed Business Combination to its shareholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Magnum Opus’s shareholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about Magnum Opus, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of Magnum Opus as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement and, once available, the definitive proxy statement and other documents incorporated by reference therein that are filed with the SEC, without charge at the SEC’s website at www.sec.gov, or by directing a request to: Magnum Opus Acquisition Limited, Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. 3

JANUARY 30, 2021 Disclaimer Participants in the Solicitation Magnum Opus and its directors and executive officers may be deemed participants in the solicitation of proxies from Magnum Opus’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Magnum Opus is contained in Magnum Opus’s final prospectus related to its initial public offering dated March 23, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Magnum Opus Acquisition Limited, Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. Additional information regarding the interests of such participants is contained in the preliminary proxy statement filed with the SEC and, when available, will be included in the definitive proxy statement for the proposed Business Combination. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Magnum Opus in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement filed with the SEC and, when available, will be included in the definitive proxy statement for the proposed Business Combination. Certain Risks Applicable to the Company The Company is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this Presentation. Key risk factors include: • The Company’s brand and reputation are its key assets, and negative perceptions or publicity could adversely affect its business, financial condition and results of operations. • Negative media coverage may affect the Company’s brand loyalty and adversely impact its ability to generate revenue. • The Company faces significant competition in all aspects of our business. • The Company may not be able to successfully implement its anticipated growth strategies. • The Company may require additional capital to support its operations or the growth of its business, and the Company cannot be certain that this capital will be available on reasonable terms when required, or at all. • The Company’s management has limited experience in operating a public company. • In pursuing selective acquisitions, the Company may incur various costs and liabilities and may never realize the anticipated benefits of the acquisitions. • Political and economic conditions in a variety of markets around the world could have an adverse effect on The Company’s business, financial condition or results of operations. • If the Company fails to expand effectively into new markets, its revenue and business will be adversely affected. • The COVID-19 pandemic had and could continue to have an impact on the Company’s business, its operations, and the markets and communities in which the Company, its partners, and its customers operate. • The Company derives a significant portion of its revenue from advertising products and its relationships with advertising partners. • The Company’s advertising revenues are affected by external factors, including economic conditions, market dynamics and audience fragmentation. • The digital advertising market is evolving, which can affect the Company’s advertising revenues and require the Company to quickly adapt to digital advertising trends. • The levels of the Company’s website and digital content traffic and engagement with its brands and digital content are critical to its success. • The Company derives a significant portion of its digital content and website traffic from third-party platforms. • The Company’s digital content and website traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, streaming tools, networks and standards that the Company does not control. • Print circulation and advertisement revenues have declined in recent years and such revenues may continue to decline. • The failure of licensees to adequately produce, market, import and sell products bearing the Company’s trademarks in their license categories, continue their operations, renew their license agreements or pay their obligations under their license agreements could result in a decline in the results of operations of the Company’s business. • The actions of licensees using the the Company’s brand name may harm the its brand and reputation, and may result in increased costs to its business. • The Company’s events and conferences business is susceptible to numerous external risks that may cause its events to be cancelled or delayed, including changes in consumer preferences, poor weather, personal injuries or accidents, which may adversely affect sponsorship or attendance levels. • A failure to continue to retain and grow the Company’s subscriber base could adversely affect its results of operations and business. • Security breaches and other network and information systems disruptions could affect the Company’s ability to conduct its business effectively and damage its reputation. • The loss of key personnel, or failure to attract and retain other highly qualified personnel in the future, could harm the Company’s business. • The Company’s intellectual property rights are valuable, and any inability to protect them could reduce the value of its content, services and brand. • The Company may become party to intellectual property rights claims that are expensive and time consuming to defend, and, if resolved adversely, could have a significant impact on its business, financial condition or operating results. • From time to time, the Company may be subject to legal proceedings, regulatory disputes, and governmental investigations that could cause the Company to incur significant expenses, divert management’s attention, and materially harm the Company’s business, financial condition, and operating results. The foregoing summarizes certain of the general risks related to the business of the Company, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the proposed Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors. A more expansive description of the key risk factors are contained under the heading “Risk Factors” in Magnum Opus’s final prospectus filed with the SEC relating to its initial public offering and under the heading “Risk Factors” in the preliminary proxy statement filed by Magnum Opus with the SEC. 4

JANUARY 30, 2021 To give people the knowledge, resources, inspiration and connections they need to achieve success. OUR MISSION 5

JANUARY 30, 2021 Forbes is a Brand for Success and Validation Success in Pop Culture Success Leading Validation Platform Validation 6 “I wanna be on the cover of Forbes magazine/ Smilin’ next to Oprah and the Queen.” - Bruno Mars, “Billionaire” “Tell ’em that I’m gunnin’ for the top: Forbes/ Headed to the top, dot org.” - Nicki Minaj, “Last Chance” “Just call me Forbes.com/ In case y’all forgot, New York is still mine.” - Jay Z , “I Get Money (Remix)”

JANUARY 30, 2021 7 Key Investment Highlights Iconic brand with global reach • Expansive reach of 150 million engaged audience in the highest value cohorts • Proprietary data and analytics through ForbesOne platform High growth, high margin and cash generative business model First 9 months financial results (“Q3 YTD”) • Revenue growth of 34% • Net income of $19.5M • Adjusted EBITDA growth of 133% (20.3% margin) • 83% free cash flow conversion(1) • Tracking ahead of guidance provided in August 2021 Direct-to-consumer strategic roadmap • Driving shareholder value through technology enabled membership and direct-to-consumer offerings • Accelerated growth in direct-to-consumer businesses, led Marketplace and Forbes Vetted Robust pipeline of growth initiatives in large addressable markets • Consistent with corporate mission to empower people to achieve success • Fintech consumer product Q.ai expected to launch 1H’22 • Significant pipeline in late stage development 1) Free cash flow defined as: net cash provided by operating activities less net cash used in investing activities.

Forbes

Forbes Ecosystem Today
A trusted information eco-system supported by technology

Segment	Media ex Marketplace	Brand Extensions	Direct-to-Consumer[1]
Primary Description	Content generation and digital advertising solutions	Extension of Forbes brand into recurring revenues	Direct-to-consumer offerings
2020 Revenue	$125M	$42M	$18M
Q3'21 YTD Revenue	$88M	$38M	$39M
Key Drivers	Digital advertising spend	Events, licenses and contract renewals	Membership, horizontal/vertical expansion, new products
Historical Long Term Growth[2]	8-12%[3]	20-30%	nm

Proprietary data, technology & infrastructure

Analytics and Insights

- Self-Serve Data Products
- Customer Segmentation Platform
- Experimentation Platform
- Customer Profile Enrichment
- Feature Engineering

bertie™

Forbes ONE

AD TECH

Infrastructure and Capabilities

- Data Science Models
- Machine Learning Inference Systems
- Data Lake Development
- Data Quality Automation

1) Includes consumer segment and marketplace.
2) 2010 to 2019 historical CAGR.
3) Reflects digital only.

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JANUARY 30, 2021 Our Strategy: Direct-to-Consumer Offerings Monetizing our captive audience through proprietary data driven insights 600+ Unique Data Points 1bn+ Unique Global Users in Data Set 100% Uplift in Engagement Content Membership & Communities Advertising Curated content and experiences to drive increasing customer lifetime value 9 Garnering Data And Insights Differentiated Consumer Offering Driving Monetization

JANUARY 30, 2021 53% 24% 23% Media ex. Marketplace Direct to Consumer Brand Extension Accelerating Transformation Improving our business mix to recurring and high growth verticals Forbes 2020 32% DTC & Brand Extension Forbes YTD Q3’21 (first 9 months) 47% DTC & Brand Extension 10 Note: Numbers may not add up to 100% due to rounding. 68% 10% 23% Media ex. Marketplace Direct to Consumer Brand Extension

JANUARY 30, 2021 Direct-to-consumer Business Update: 11

JANUARY 30, 2021 Membership - Forbes Profiles Exclusive subscription empowering most engaged and highest potential audience 12 Your profile on Forbes, but you need to make the List to get one 80+ Key Statistics # of Forbes Lists 23,750 # of people selected across all Forbes Lists (2021) # of organizations selected across all Forbes Lists (2021) 7,567 100,000+ # of nominees over past 10 years for Forbes 30 Under 30 6,000+ # people selected over past 10 years for Forbes 30 Under 30 Value Proposition for Members Value for Forbes Source: Company Data.

Membership - Forbes Profiles
Financial advisors vertical

Forbes



Andy Burish

#1 BEST-IN-STATE · WISCONSIN

#30 AMERICA'S TOP ADVISORS

"So far this year with Forbes, we've brought in about $33 million of new assets in the first 9 months…It takes years and years to develop your brand, but this is easy. Because the Forbes brand is going to attract them to you…[Forbes Profiles], I'd pay double.."

-Andy Burish, 2021 Top Advisor Summit



Raj Sharma

#1 BEST-IN-STATE – M.A.

#10 AMERICA'S TOP ADVISORS

"Forbes gets 150 million unique visitors a month. That's impossible to replicate. Last week, $26 million in cash came in…that was 100% because of Forbes and the profile. The $10,000 you invest in Forbes is an absolute no brainer."

-Raj Sharma, 2021 Top Advisor Summit

Annual Package Plans

$3,500	$6,500	$9,500
Basic	Select	Partner

Key Statistics

189%	#1	2.4M
More profile views with an upgraded premium profile[1]	**Reach to HNW** investors with $1M+ portfolio[2]	Forbes.com **Reach to** CxOs[2]

2021 Forbes/SHOOK Top Advisor Summit

Notable Attendees

- **Stephen Schwarzman**, CEO, Chairman & Co-Founder of Blackstone
- **Jeremy Siegel**, Professor, Wharton School
- **Bill Miller**, Chairman, CIO & Founder, Miller Value Partners
- **Thomas Lee**, Manager Partner, Fundstrat Global Advisors

Selected Partners and Firms

J.P.Morgan Asset Management · AIG · Blackstone · Capital Group · American Funds · BNY Mellon Investment Management · Fidelity Investments · UBS · Oppenheimer

1) Source: Company Data.
2) Source: Public Data.

13

JANUARY 30, 2021 Consumer Marketplace Direct-to-consumer vertical with industry leading margins Source: Public Filings. 1) Market data as of 11/23/2021. 14 First 9 months (YTD Q3’21) Revenues 10.8M Key Statistics Average monthly page views +651% YoY 18% First 9 months (YTD Q3’21 ) EBITDA Margins Key Comparable $1.8B Market Capitalization (1)

JANUARY 30, 2021 Fintech First AI-powered robo hedge fund for the retail investor 15 1) Growth Rates based on Trailing 3 months calculation. 60K Awards and Recognition Interested Email List +380% App Install Growth(1) +400% User Registrations Growth(1) +390% Growth in Opened Brokerage Accounts(1) 10x Growth in Q.ai newsletter subscriptions(1) Key Statistics “Let AI Do The Work”

JANUARY 30, 2021 16 Digital Asset Monetization Pioneer business information platform in NFT $333,333 Final Auction Price 1st Media Brand to Launch an NFT “As we watch the rapid rise of cryptocurrency and its mainstreaming across the world, we’re capturing a unique moment in time and also playing a role ourselves. In turning our cover into an NFT, we’re demonstrating that journalism is as immutable as the one-of-a-kind artwork portrays” - Randall Lane, Forbes Chief Content Officer Source: Company Data. #1 Value ranking among singular NFTs sold by a Media Brand

Forbes

Direct-to-Consumer Roadmap
Driving consumer engagement across product verticals

	Ongoing	Near-term Launch	Pipeline Opportunities
	Forbes Profiles	**Q AI | Forbes**	**Forbes Careers** **Forbes Digital Assets** **Fintech**
Opportunity	• Targeting the highest value cohorts in the Forbes eco-system • 23,750 listers and significantly more applicants and nominees	• Self-directed market in US 70M persons[1] • Digital advisor platform users estimated to grow from 8.8M persons in 2020 to 16.1M by 2025[2] • Investors ages to 18-34 represent $1T+ in stock market value today[3] • Over $60T expected to be transferred to investors ages 18-34 over next decade • Investors ages 18-34 prefer stocks over mutual funds[3]	
Value Proposition	• Creating new communities (such as “making the list”) • Productizing differentiated offerings across membership ecosystem to increase consumer touchpoints and engagement	• Synergy: Forbes brand x technology • Category-defining product with intuitive interface, delivered through a mobile app platform powered by award-winning AI technology and one-click investing customer experience	• Synergy: Forbes brand x technology • Firmly in sectors where Forbes’ audience is most engaged: finance/investing and education • Asset light business model achieved through strategic partnerships with category leaders in large addressable markets
Expected Timing	Q1’2022	1H’2022	2022 & Beyond

Source: Public Filings.
1) Fidelity Investments.
2) Statista.
3) 2021 Motley Fool Investor Survey.

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JANUARY 30, 2021 Financial Overview 18

JANUARY 30, 2021 $38 $33 $46 $55 2019A 2020A 2021E 2022E $177 $165 $207 $240 $33 $20 $18 $16 2019A 2020A 2021E 2022E Attractive Financial Profile Healthy top-line growth and improving margins per August Investor Presentation Consolidated Revenue(1) Healthy topline growth… Adjusted EBITDA(2) …driving accelerated EBITDA growth Note: Company estimates. For financial projections, please refer to “Use of Projections” portion of the disclaimer. 1) 18% inclusive of magazine, 21% ex-magazine. 2) Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period. Adjusted EBITDA includes: a) $2M estimated public company costs and b) $2M add back for start up losses. See appendix for details. In millions USD % margin 18% 18% 20% 22% 19 Magazine revenues

JANUARY 30, 2021 First 9 months (YTD Q3’21) Financial Performance Accelerating growth (+34% YoY) and profitability (+133% YoY) Consolidated Revenue Source: Public Filings. 1) New direct-to-consumer business marketplace. 2) Includes q.ai. In millions USD 20 +16% +651% +60% +34% %YoY $123 $165 $19 $22 $1 YTD Q3'20 Forbes Media Marketplace Other YTD Q3'21 $14 $33 $16 $7 ( $4 ) YTD Q3'20 Forbes Media Marketplace Other YTD Q3'21 Adjusted EBITDA +115% nm nm +133% %YoY New DTC(1) New DTC(1) (2) (2)

JANUARY 30, 2021 Appendix 21

JANUARY 30, 2021 22 Expansive Reach of Audience Online, offline, across the globe… Sources: Company Data from March / April 2021, ComScore. 42M SOCIAL MEDIA Social Media Followers 17M Twitter Followers 17M LinkedIn Top 50 WORLDWIDE RANKING Global Site on Internet 3.5BN Annual Pageviews 1/3 U.S. Population / Month 40 WORLDWIDE EDITIONS Global Editions 70 Countries 27 Languages 150M DIGITAL Digital Ecosystem 79M Monthly Organic Search Views 21M+ View on Global Licensee Sites 6.0M PRINT Readers 3.1M Noted Audience #1 For Readers, Millennials and ROI vs. Business Media Competitive Set

JANUARY 30, 2021 23 Expansive Reach of Audience …and across diverse and highest value demographic cohorts Sources: Company Data from March / April 2021, Google Analytics, ComScore. 500k MEMBERSHIP Print Subscribers 27 Paid Newsletters 27 Languages 58/42 DEMOGRAPHICS Male / Female % 65/35 U.S / International % #1 EXECUTIVES Executive Reach Rank 27.4% Executive Reach % 100+ 188 HIGH VALUE COHORTS 45% 43% 46% More Likely to Reach $150K+ income reader More Likely to Reach Grad School Educated College educated population reach

Reconciliation of Financials from August 2021 Investor Presentation

Forbes

In millions USD

	2019	2020	Forecast[1] 2021	Forecast[1] 2022	'20-'22 CAGR
Revenue					
Media ex. Marketplace	137	125	138	147	9%
% Growth		-9%	10%	7%	
Brand Extensions	64	42	47	56	16%
% Growth		-34%	13%	19%	
Consumer	9	12	16	21	29%
% Growth		36%	29%	30%	
Consolidated Revenue	$ 210	$ 179	$ 201	$ 224	12%
% Growth		-15%	12%	12%	
Proportionate Revenues from Unconsolidated Subsidiary[2]	$ 0	$ 2	$ 10	$ 13	138%
Pro Forma Revenue (from August Presentation)	$ 211	$ 181	$ 211	$ 237	14%
% Growth		-14%	16%	13%	
Incremental Revenue from full consolidation[2]	$ -	$ 3	$ 14	$ 19	138%
Pro Forma Revenue (Today)	$ 211	$ 185	$ 225	$ 257	18%
% Growth		-12%	22%	14%	

	2019	2020	Forecast[1] 2021	Forecast[1] 2022	'20-'22 CAGR
EBITDA					
Adjusted EBITDA	$ 40	$ 33	$ 43	$ 52	26%
Less: Public Company Costs[1]	$ (2)	$ (2)	$ (2)	$ (2)	
Add: Start Up Loss from New Business[1]	$ -	$ 2	$ 2	$ 2	
Add: Proportionate Unconsolidated Subsidiary[2]	$ -	$ -	$ 1	$ 1	
Pro Forma EBITDA (from August Presentation)	**38**	**33**	**44**	**53**	**28%**
% Growth		-15%	36%	20%	
% Margin	18%	18%	21%	22%	
Incremental EBITDA from full consolidation[2]	$ -	$ -	$ 1	$ 2	
Pro Forma EBITDA (Today)	**38**	**33**	**46**	**55**	**30%**
% Growth		-15%	41%	21%	
% Margin	18%	18%	20%	22%	

1) Company estimates. For financial projections, please refer to "Use of Projections" portion of the disclaimer.
2) Previously presented financials included marketplace business on a proportionate basis; post PCAOB audit, business is 100% consolidated.

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